UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Suffolk Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 9, 2007

To Shareholders of Suffolk Bancorp:

Notice is hereby given that the annual meeting of shareholders of Suffolk Bancorp, a New York corporation (the “Company”), will be held at The Suffolk County National Bank, Administrative Center, Lower Level, 4 West Second Street, Riverhead, New York, on Tuesday, April 10, 2007 at 1:00 P.M. for the purpose of considering and voting upon the following matters:

1.	The election of three directors to hold office for three years, and until their successors shall have been duly elected and qualified.

2.	The ratification of the Board of Directors’ selection of independent auditors for the year ending December 31, 2007.

3.	Any other business which may be properly brought before the meeting or any adjournment thereof.

By Order of the Board of Directors

DOUGLAS IAN SHAW

Senior Vice President & Corporate Secretary

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, OR BY SUBMITTING A LATER PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THIS PAGE LEFT BLANK INTENTIONALLY.

4 West Second Street, P.O. Box 9000

Riverhead, New York 11901

1.631.727.5667

www.suffolkbancorp.com

PROXY STATEMENT ON SCHEDULE 14A

FOR THE

ANNUAL MEETING OF SHAREHOLDERS

April 10, 2007

Item 1.	Date, Time and Place Information

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Suffolk Bancorp, a New York corporation (the “Company”), of proxies to be voted at the annual meeting of shareholders to be held at 1:00 P.M. on Tuesday, April 10, 2007 at The Suffolk County National Bank, Administrative Center, Lower Level, 4 West Second Street, Riverhead, New York 11901. This proxy statement and the form of proxy are first being sent to shareholders on March 9, 2007.

Item 2.	Revocability of Proxy

Any shareholder executing a proxy that is solicited in this statement has the power to revoke it by giving written notice to the Secretary of the Company at any time prior to the exercise of the proxy. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive offices at Suffolk Bancorp, 4 West Second Street, P.O. Box 9000, Riverhead, New York 11901, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. Persons whose shares are held for their benefit by a bank, broker, or other third-party are reminded that they must obtain a legal proxy from that third-party in order to revoke prior proxies submitted through that third-party, or to vote those shares at the meeting of shareholders, and must present that legal proxy to the Inspector of Election prior to exercising that proxy.

Item 3.

Not applicable.

Item 4.	Persons Making the Solicitation

Proxies will be solicited by mail. They also may be solicited by directors, officers, and regular employees of the Company, as well as those of The Suffolk County National Bank (the “Bank”), which is a wholly-owned subsidiary of the Company. They may be solicited, personally, or by telephone or electronically, but these people will receive no additional compensation for their services. Copies of proxy material will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to the beneficial owners of the Company’s common stock. The Company will bear all costs of soliciting proxies.

Item 5.

Not applicable.

Item 6.	Voting Securities and Principal Holders Thereof

As of March 2, 2007, there were 10,142,792 shares of common stock, $2.50 par value, of the Company outstanding. Only stockholders of record at the close of business on March 2, 2007 are entitled to notice of and to vote at the annual meeting. Each shareholder of record on that date is entitled to one vote for each share held. Shareholders do not have cumulative voting rights in the election of directors.

To the best of the knowledge of the Company, the following table presents the total number of shares and percent beneficially owned by shareholders who own more than 5 percent of the Company’s common stock as of March 2, 2007:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common Stock	Private Capital Management	1,000,417	9.77%
	8889 Pelican Bay Boulevard, Suite 500 Naples, Florida 34108

This information as to the beneficial ownership of the shares of the Company’s common stock is based on the February 14, 2007 Schedule 13G/A filed with the Securities and Exchange Commission by Private Capital Management.

The following table details security ownership of management as of March 2, 2007:

SECURITY OWNERSHIP OF MANAGEMENT

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership (2)(3)	(4) Percent of class
Common Stock	Nominees for a term of three years:
	Edgar F. Goodale	56,660	0.55%
	David A. Kandell	12,445	0.12%
	Susan V.B. O’Shea	11,362	0.11%
	Directors Continuing In Office:
	James E. Danowski	10,801	0.11%
	Thomas S. Kohlmann (1)	52,386	0.51%
	Terence X. Meyer	11,256	0.11%
	Joseph A. Deerkoski	57,532	0.56%
	Joseph A. Gaviola	4,998	0.05%
	Named Executive Officers
	J. Gordon Huszagh (1)	23,864	0.23%
	Robert C. Dick (1)	17,466	0.17%
	Frank D. Filipo (1)	8,332	0.08%
	Augustus C. Weaver (1)	22,380	0.22%

Directors and Executive Officers as a Group (12 people) (1)		289,482	2.82%

(1)	Includes exerciseable options to purchase 86,500 shares as detailed in “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END” included under Item 8 below.
(2)	None of these shares are pledged as security.
(3)

There are no shares with respect to which such persons have the right to acquire beneficial ownership other than as provided for in “OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END” included under Item 8 below.

Item 7.	Directors and Executive Officers

Election of Directors and Information With Respect To Directors And Officers

(Item 1 on Proxy Card)

The first item to be acted upon at the meeting of shareholders is the election of three directors to hold office for three years, and until their successors shall have been duly elected and qualified. The By-Laws of the Company provide that the total number of directors may be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight. The By-Laws further provide that the directors shall be divided into three classes, as nearly equal as possible, with terms of office of each class expiring at the end of consecutive years.

Each of the three nominees has consented to being named in this proxy statement and to serve if elected, and the Board of Directors knows of no reason to believe that any nominee will decline or be unable to serve, if elected. The other five members of the Board of Directors, who are listed below, are currently expected to continue to serve on the Board until their respective terms expire.

Following is information about the nominees for directors to be elected at this annual meeting of shareholders and the directors of the Company whose terms of office continue after this annual meeting of shareholders of the Company.

NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

Name (1)	Age at March 2, 2007	Position and Offices With Company (4)	Business Experience During Past 5 Years (2)	Served as Director Since	Present Term Expires (3)
Nominees for a term of three years:

Edgar F. Goodale	53	Director	President, Riverhead Building Supply Corp.	1989	2007

David A. Kandell	53	Director	Managing Partner; Kandell, Farnworth, & Pubins, C.P.A.’s (accounting firm)	2003	2007

Susan V.B. O’Shea	57	Director	Managing Partner, O’Shea Properties (multi-tenant commercial real estate)	2000	2007

Directors Continuing In Office:

James E. Danowski	51	Director	C.P.A., Partner; Coughlin, Foundotos, Cullen & Danowski, L.L.P. (accounting)	2002	2009

Thomas S. Kohlmann	60	President, Chief Executive Officer, Chairman, and Director	Chairman, President & Chief Executive Officer Suffolk County National Bank and Suffolk Bancorp	1999	2009

Terence X. Meyer	50	Director	Managing Partner; Meyer, Meyer, & Keneally, Esqs. L.L.P. (attorneys)	1999	2009

Joseph A. Deerkoski	72	Director	Consultant (general insurance)	1987	2008

Joseph A. Gaviola	51	Director	Principal; Gaviola’s Montauk Market, Chris-Nic Properties (retail, commercial and residential real estate)	2004	2008

(1)

All of the nominees and all of the directors continuing in office are also directors of the Bank. Of the nominees and directors continuing in office, only Thomas S. Kohlmann has been an executive officer of the Company in the last fiscal year.

(2)

The business experience of each director during the past five years was that typical of a person engaged in the principal occupations for that period listed for each. Each of the directors has held the same or another similar position with the same employer during the past five years.

(3)	The policy of the Board of Directors of Suffolk Bancorp is that directors shall retire at the end of the term of service during which they attain 72 years of age.
(4)	No directors serve as directors of other publicly-held companies.

Following is information concerning the experience of the five named executive officers of Suffolk Bancorp:

EXECUTIVE OFFICERS’ EXPERIENCE

Name	Age	Position	Dates	Business Experience during past 5 years
Thomas S. Kohlmann	60	Chairman, President,	Apr-05 - Present	Chairman, President, CEO, and Director, Suffolk Bancorp
		and Chief Executive Officer	Oct-99 - Apr-05	President, CEO, and Director, Suffolk Bancorp
				Employed by SCNB since February 1992.

J. Gordon Huszagh	53	Executive Vice President and	Jan-99 - Present	EVP and CFO, Suffolk Bancorp
		Chief Financial Officer	Jan-99 - Present	EVP and CFO, SCNB
				Employed by SCNB since January 1983.

Robert C. Dick	57	Executive Vice President and	Apr-00 - Present	EVP, Suffolk Bancorp
		Chief Lending Officer	Apr-00 - Present	EVP and Chief Lending Officer, SCNB
				Employed by SCNB since January 1980.

Frank D. Filipo	55	Executive Vice President,	Mar-03 - Present	EVP, Suffolk Bancorp
		Retail Banking	Mar-03 - Present	EVP, Retail Banking, SCNB
			Sep-01 - Mar-03	SVP, Retail Banking, SCNB
				Employed by SCNB from April 1994 to
				September 1996 and since September 2001.

Augustus C. Weaver	64	Executive Vice President and	Jan-98 - Present	EVP, Suffolk Bancorp
		Chief Information Officer	Jan-96 - Present	EVP and Chief Information Officer, SCNB
				Employed by SCNB since February 1997.

To the best of the knowledge of management, there are no material proceedings to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries.

Transactions with Directors, Executive Officers, and Associates

Some of the nominees, directors continuing in office, and executive officers of the Company, as well as members of their immediate families and the corporations, organizations, trusts, and other entities with which they are associated, are also customers of the Bank in the ordinary course of business. They may also have taken loans from the Bank of $60,000 or more. It is anticipated that these people and their associates will continue to be customers of, and indebted to, the Bank in the future. All such loans, however, were made in the ordinary course of business, did not involve more than normal risk of collectibility, or present other unfavorable features. They were made on substantially the same terms as those prevailing at the time for comparable transactions with unaffiliated persons, including interest rates and collateral. All such loans are reviewed and approved by the full Board of Directors of the Bank as soon as practicable after they are made. At present, none of these loans to nominees, directors, executive officers, or their associates is non-performing.

Other than normal relationships as customers or by virtue of position or ownership in the Company, none of the directors or officers of the Company or their associates now maintains, or has maintained, any significant business or personal relationship with the Company or the Bank during 2006, except for the following. The law firm of Meyer, Meyer, & Keneally, L.L.P., of which Director Meyer is a partner, has been employed to represent the Bank in real-estate closings and was paid $255,600 for legal services. It is anticipated that the Bank will employ this law firm in the future. Management and the Board of Directors of the Company have determined that these amounts are fair and competitive for the services provided.

Filing of S.E.C. Reports—Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires executive officers, directors, and persons who beneficially own more than 10 percent of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by S.E.C. regulations to furnish the Company with copies of these reports. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that during 2006 its executive officers, directors, and beneficial owners of more than 10 percent of the stock complied with all applicable filing requirements of Section 16(a) except that in the course of liquidating a tax-deferred account, the spouse of Robert C. Dick inadvertently failed to report the sale of 69 shares on November 27, 2006 included as part of his beneficial position within two business days as required under the regulations, but did so immediately on December 8, 2006 when Mr. Dick first became aware of the transaction.

Committees

The Boards of the Company and the Bank have standing Audit, Nominating and Governance, and Compensation Committees, composed as follows:

COMMITTEE MEMBERSHIP

Audit	Nominating and Governance	Compensation
James E. Danowski, Chairman	Edgar F. Goodale, Chairman	Joseph A. Deerkoski, Chairman
Joseph A. Gaviola	James E. Danowski	James E. Danowski
David A. Kandell	David A. Kandell	Edgar F. Goodale
Susan V. B. O’Shea

The Audit Committee operates under a formal charter, available on the Company’s web site, www.suffolkbancorp.com. It performs the functions described below under “AUDIT—Report of the Audit Committee.” The Board has determined that all of the members of the Audit Committee are independent under the applicable listing standards of NASDAQ. The Board has also determined that Messrs. Danowski and Kandell are “audit committee financial experts,” and have the requisite financial and accounting expertise and knowledge regarding the Company’s financial reporting process and internal controls. None of the members of the committee serve on more than three audit committees, including Suffolk’s. The committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Suffolk by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Nominating and Governance Committee operates under a formal charter, available on the Company’s web site, www.suffolkbancorp.com. It is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board’s performance; and (4) to recommend to the Board director nominees for each committee. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent” as required by the applicable listing standards of NASDAQ. The Committee operates pursuant to a Charter that was last reaffirmed by the Board on February 26, 2007.

The Compensation Committee does not operate under a formal charter. It reviews salaries, benefits, and employment policies of the Company and the Bank at least annually, and makes recommendations to the Board. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent” as required by the applicable listing standards of NASDAQ.

Report of the Audit Committee

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent” as required by, and meet the experience requirements of, the applicable listing standards of NASDAQ. The Committee operates pursuant to a Charter whose adequacy is reviewed and reassessed by the Committee on an annual basis, and was last amended and restated by the Board on June 27, 2005. As set forth in the Charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company’s financial statements; the Company’s accounting and financial reporting principles; and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements and related controls, procedures, compliance, and other matters with management and the independent auditors. These discussions included those required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee (i) has also received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect; (ii) has received written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation, internal audit, and any other services provided by the auditors; (iii) has considered whether the provision of those services by the independent auditors to the Company is compatible with maintaining the auditor’s independence; and (iv) has discussed with the auditors the auditors’ independence.

Based upon the reports and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 to be filed with the Securities and Exchange Commission.

Submitted by: James E. Danowski, Chairman of the Committee; Joseph A. Gaviola; David A. Kandell

The information contained in the Audit Committee Report is not deemed filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating this document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Nominating and Governance Committee

The key roles, among others, of the Nominating & Governance Committee are to assist the Board by identifying individuals qualified to become Board members; and to recommend to the Board the Corporate Governance Guidelines applicable to the Company. The Committee assesses the independence of both current and prospective directors with reference to the applicable listing requirements of NASDAQ under Rule 4200 which require that directors’ relationships with the Company not be material as defined in the rule. On recommendation by the Committee, the Board of Directors has determined the independence of each the company’s directors, nominated or continuing in office, as follows:

INDEPENDENCE OF DIRECTORS

Name	Independent	Name	Independent
James E. Danowski	yes	David A. Kandell	yes
Joseph A. Deerkoski	yes	Thomas S. Kohlmann, Chairman	no
Joseph A. Gaviola	yes	Terence X. Meyer	no
Edgar F. Goodale, Lead Director	yes	Susan V. B. O’Shea	yes

The Board of Directors has chosen to conduct its executive sessions which include only directors deemed to be independent at least four times annually, chaired by a lead director.

The primary business of the Company is the operation of The Suffolk County National Bank. The directors of the Company met thirteen times during the fiscal year ended December 31, 2006; the Audit Committee met eight times; the Compensation Committee met four times; and the Nominating and Governance Committee met once during 2006. The Board of The Suffolk County National Bank met thirteen times. No director currently serving attended fewer than 75 percent of the meetings of the Board of the Company and its committees, or of the Bank and its committees.

The Nominating and Governance Committee has a policy to encourage shareholders, as well as directors, employees, and other stakeholders in the Company to submit candidates for the Committee’s consideration. Submissions may be made at any time in writing, but to be considered by the Committee for nomination at the 2008 annual meeting should be submitted by December 11, 2007 to:

The Chairman of the Nominating and Governance Committee
c/o Corporate Secretary
Suffolk Bancorp
4 West Second Street
P.O. Box 9000
Riverhead, New York 11901

The Committee makes no representation that it will recommend to the Board of Directors a candidate as a nominee, but will consider all individuals whose names are submitted. All candidates for nominee, regardless of the source of submission, will be evaluated under the same criteria. Accordingly, candidates for director of Suffolk Bancorp and The Suffolk County National Bank should be at minimum:

•	Growing in prominence or already prominent, respected, with good contacts in the communities that the Company serves.

•	Experienced and successful in business, finance, or administration.

•	Familiar with fiduciary responsibility, and with an unblemished reputation for integrity.

At present, the Committee does not use third parties to help identify nominees for the Board of Directors, although it reserves the right to do so in the future. Candidates for nominee may be suggested by the Directors, members of management, other employees, shareholders, customers, or members of the communities the Company serves.

Shareholders are encouraged to communicate with the Board of Directors whenever they believe it is important to do so. Communications should be designated on the outside of the envelope in which they are sent as being intended for the full Board of Directors or for the sole consideration of Directors who are not also part of management, and can be sent to the Board as follows:

The Board of Directors (or Non-management Directors)
c/o Corporate Secretary
Suffolk Bancorp
4 West Second Street
P.O. Box 9000
Riverhead, New York 11901

All such communications from bona-fide shareholders will be forwarded to the designated directors upon the sender’s confirmation as a shareholder.

The Board of Directors expects that directors shall attend a minimum of 75 percent of the regular and special meetings of the Board, unless granted leave for illness or personal reasons, and directors are strongly encouraged to attend the annual meeting of the shareholders. All directors attended the most recent annual meeting of the shareholders held on April 11, 2006.

Shareholder proposals to be considered at an annual meeting must be submitted in a timely fashion. Shareholder proposals to be considered for inclusion in the proxy statement for the 2008 annual meeting of the shareholders must be received by the Company at its principal executive offices no later than November 10, 2007, any such proposals, as well as any questions about them, should be directed to the Secretary of the Company. Shareholder proposals for the 2008 annual meeting of the shareholders submitted outside of the processes of the SEC’s Rule 14a-8 must be, and will be considered untimely unless they are, (a) in the case of nominations for election to the Board of Directors, delivered or mailed to the President of the Company not less than 14 nor more than 50 days prior to the date of the 2008 annual meeting (or no later than the close of business on the seventh day following the date on which notice of the meeting is mailed, if less than 21 days notice of the 2008 annual meeting is given to shareholders), or (b) in the case of shareholder proposals concerning business other than nominations for election to the Board of Directors, received by the Company at its principal offices, directed to: Corporate Secretary, no later than January 19, 2008 or, if the date of the 2008 annual meeting is more then 30 days earlier or later than April 8th, a reasonable time before the Company mails its proxy materials for the 2008 annual meeting.

Submitted by: Edgar F. Goodale, Chairman of the Committee; James E. Danowski; David A. Kandell

Item 8.	Compensation of Directors and Executive Officers

Report of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the compensation committee of the Company’s board of directors during the last completed fiscal year, who:

A.	Was, during the fiscal year, an officer or employee of the registrant;

B.	Was formerly an officer of the registrant; or

C.	Had any relationship requiring disclosure by the registrant under any paragraph of Item 404. In this event, the disclosure required by Item 404 shall accompany such identification.

Except to the extent the Chairman, President, and Chief Executive Officer participated in deliberations on an ex-officio basis and without a vote, and did not participate in nor was present for deliberations concerning his own compensation.

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis explains the Company’s compensation philosophy, policies and practices with respect to the Chief Executive Officer, Chief Financial Officer, and the other current and former executive officers included in the Summary Compensation Table on page 12, referred to collectively as the “named executive officers.”

Role of the Compensation Committee

The Company’s Compensation Committee consists of at least three Directors who are deemed independent, as well as the Chief Executive Officer who participates on an ex-officio, non-voting basis, and who is not present during deliberations concerning his compensation. The Compensation Committee does not operate under a formal charter. However, the Compensation Committee reviews, at least annually, the salaries, benefits, and employment policies of the Company and makes recommendations to the full Board which then ratifies or modifies the actions taken by the Compensation Committee. Members of the Company’s management may attend Compensation Committee meetings regularly to provide information about personnel policies and programs. Management’s participation plays an important part in the development and continuation of benefit plans, and in determining appropriate compensation. The Compensation Committee holds discussions with management in attendance to ensure that the Compensation Committee makes fully informed decisions with respect to compensation matters that affect the Company’s operations and shareholder returns.

Objectives of Compensation Program

The key objectives of the Company’s compensation programs are to attract and retain qualified, talented individuals to fill key positions and to compensate the employees at fair and competitive levels in order to encourage them to work to increase the net worth of the Company, and ultimately shareholder wealth.

The Company has established programs that link remuneration to demonstrated and measurable performance goals, including return on equity, return on assets, and net income, all of which provide the basis for dividends on common stock, earnings per share growth and growth of the stock price. These goals align with the Company’s corporate philosophy and the annual business plan.

In making determinations regarding executive compensation, the Company weighs an individual’s impact on overall corporate success, individual leadership qualities and community presence. The Company rewards individuals for their ongoing commitment to the Company’s shareholders through the use of competitive salaries, incentive bonus payments and direct ownership of Company equity.

Elements of Compensation Program

General

The Company endeavors to achieve a balance between short- and long-term compensation and uses a mix of cash and equity to compensate its executives. Elements of compensation include base salary; cash bonus; stock options; and participation in a defined-benefit pension plan as well as a voluntary, defined contribution plan, with respect to which the Company provides partial matching contributions. The Company evaluates each element of compensation to align individual remuneration with the Company’s overall compensation strategy. The Compensation Committee reviews performance of the named executive officers on an annual basis and examines each named executive officer’s base salary, incentive bonus, and stock option awards at such time.

Base Salary

Base salary represents the annual salary paid to each executive. Base salary defines the Company’s position in the market for the position in question. The Company fixes base salary at a level it believes enables it to hire and retain individuals in a competitive environment.

Cash Bonus

The cash bonus rewards key employees for individual performance during the course of the year with respect to that individual’s goals, and at senior levels, performance of the Company as a whole. Each executive has a target cash bonus which the Company reviews and resets annually. Bonuses are determined and paid after the end of the fiscal year on which they are based.

Stock Options

Stock options align the interests of key employees with the interests of the Company’s shareholders. Stock options provide for financial gain derived from the potential appreciation in stock price from the option grant date until the option exercise date. The Company grants stock options on a fixed schedule and at the closing price on the day of the regular meeting at which the Board of Directors approves the grant. The Company’s long-term performance ultimately determines the value of stock options, because gains from stock option exercises are entirely dependent on the long-term appreciation of the Company’s stock price. The Company’s general practice is to grant stock options that vest one year after the date of the grant.

Defined Benefit Pension Plan; Defined Contribution Plan

The defined-benefit pension plan helps to retain employees by rewarding tenure of service to the company by providing a secure source of income upon retirement. The defined-contribution plan provides the employee with the opportunity to further augment income in retirement.

Executive Perquisites

Executive perquisites are not a significant component of the Company’s executive compensation program; The Company limits the use of perquisites among eligible executives.

Comparison of Compensation to Peers

In addition to many other factors considered by the Compensation Committee, the Company takes into account the compensation practices of comparable companies in formulating the compensation program. In order to determine an individual’s base salary, the Company uses salary ranges which are based on the nature of the position. The Company determines these ranges based upon regional salary surveys, industry guidelines, and regional economic conditions. The Company makes comparisons to compensation at similar companies at least annually, including information regarding regional banking organizations. The Company also participates in comparison surveys conducted by independent firms that provide additional summary compensation data in return for the Company’s participation. In addition, on a periodic basis, the Board of Directors compares the Company’s operating results and market performance to the commercial banking industry as a whole, all banking companies in the New York metropolitan area, all banking companies of similar size nationwide, and selected regional competitors. The Compensation Committee annually reviews and assesses the compensation benchmarks that the Company uses and makes modifications as necessary.

Tax Matters

Section 162(m) of the Internal Revenue Code generally permits a tax deduction to public corporations for compensation over $1,000,000 paid in any fiscal year to a corporation’s chief executive officer and certain other highly compensated executive officers only if the compensation qualifies as being performance-based under Section 162(m). The Company endeavors to structure its compensation policies to qualify as performance-based under Section 162(m) whenever it is reasonably possible to do so while meeting the Company’s compensation objectives.

Nonetheless, from time to time certain non-deductible compensation may be paid and the Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in appropriate circumstances. In addition, it is possible that some compensation paid pursuant to certain equity awards that have already been granted may be nondeductible as a result of Section 162(m).

Change in Control Payments

Some of the Company’s executive officers are entitled to receive severance payments and other benefits in the event of a change in control of the Company and a qualifying termination of the executive’s employment. These arrangements are intended to attract and retain qualified executives that could have other job alternatives that may appear to them to be less risky absent these arrangements. In addition, the Company believes that these arrangements provide an incentive for the Company’s executives to continue to help successfully execute a transaction involving a change in control of the Company from its early stages until closing. For a description and quantification of these change-of-control benefits, please see the section titled “Employment Agreements in the Event of a Change-of-Control.”

Stock Ownership

National banking law requires directors to own 200 shares of stock of either the Bank, or if it is a subsidiary of a holding company, of that company. The Company does not have a formal requirement for directors and executive officers to own shares in excess of that number, but strongly encourages directors to make a substantial investment in the Company’s stock, and seeks to facilitate that investment through a Director Stock Purchase plan wherein directors may elect to have their fees invested in common stock of the Company, purchased in market transactions and without discount, on the day that the fees are paid.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Joseph Deerkoski (Chairman)

James E. Danowski

Edgar F. Goodale

Susan V.B. O’Shea

COMPARISON OF CUMULATIVE TOTAL RETURN OF SUFFOLK BANCORP,

INDUSTRY INDEX, AND BROAD MARKET INDEX

The following chart and table compare the total return to shareholders of Suffolk Bancorp with NASDAQ Banks, and the NASDAQ Composite Index, both of which include Suffolk Bancorp.

Comparison of Cumulative Total Return of Suffolk Bancorp, Industry Index, and Broad Market (in $)

	1/1/02	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06
Suffolk Bancorp	100.00	117.66	131.76	134.43	133.45	152.34
NASDAQ Banks	100.00	102.37	131.69	150.71	147.23	165.21
NASDAQ US	100.00	69.13	103.36	112.49	114.88	126.22

source: CRSP Total Return Indices - NASDAQ

The following table sets forth the compensation paid to the person who served as principal executive officer and the person who served as principal financial officer during the fiscal year ended December 31, 2006, and each of the other three highest paid executive officers of the Company whose salary and bonus exceeded $100,000 as accrued for the fiscal year ended December 31, 2006.

SUMMARY COMPENSATION TABLE

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards(1) ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2) ($) (h)	All Other Compensation (3)(4)(5)(6) ($) (i)	Total ($) (j)
Thomas S. Kohlmann Chairman, President and Chief Executive Officer	2006	372,250	150,000	n/a	56,640	n/a	58,731	37,897	675,518

J. Gordon Huszagh Executive Vice President & Chief Financial Officer	2006	183,942	110,000	n/a	47,200	n/a	64,663	7,836	413,641

Robert C. Dick Executive Vice President & Chief Lending Officer	2006	170,860	75,000	n/a	28,320	n/a	86,571	6,260	367,012

Frank D. Filipo Executive Vice President, Retail Banking	2006	172,213	60,000	n/a	28,320	n/a	24,770	4,165	289,468

Augustus C. Weaver Executive Vice President & Chief Information Officer	2006	188,966	65,000	n/a	28,320	n/a	83,152	9,539	374,977

(1)

Options vest one year after date of grant without condition. The value was computed using the Black-Scholes option model using assumptions as noted in footnote one to the table in the following titled “GRANTS OF PLAN BASED AWARDS.”

(2)	Includes above-market or preferential earnings on non qualified deferred compensation as follows:

Thomas S. Kohlmann	$4,159
J. Gordon Huszagh	1,665
Robert C. Dick	3,217
Frank D. Filipo	—
Augustus C. Weaver	2,027

(3)	Includes company matching contributions to 401 (K) plan.
(4)	Includes life insurance premiums.
(5)	All Other Compensation for Thomas S. Kohlmann includes retainer of $29,200 as a Director of the Suffolk County National Bank.
(6)	The total of perquisites and personal benefits did not exceed $10,000 for any of the named executive officers.

Grants of Plan-Based Awards

The Company adopted a 1999 Stock Option Plan for its employees and employees of its subsidiaries which was approved by the shareholders. The Option Plan provides for incentive stock options and non-qualified stock options. Under the Option Plan, options to purchase up to 1,200,000 shares of Common Stock may be issued. As of December 31, 2006, options for 1,061,500 shares remained to be granted. Under the Plan, eligible employees are granted options to purchase Common Stock of the Company at a price equal to the fair market value of the shares on the date that the option is granted. Almost all of the Company’s approximately 375 employees could qualify as eligible employees. The Compensation Committee of the Board of Directors determines the optionee, the number of shares covered by the options, and the exercise price of options granted under the Plans. When granted, options expire after a time determined by the Compensation Committee, but in no event longer than ten years, or on termination of the employment of the optionee unless the termination resulted from death, disability, or retirement. In those events, the option expires in two years, one year, and three months after termination of employment, respectively. The exercise price may be paid either in cash or by delivery of shares of the Company’s Common Stock, valued at the market price. Optionees may also be given stock appreciation rights in connection with the option. The Compensation Committee may, in its discretion, establish provisions for the exercise of stock options different from those described in this paragraph. Copies of the Plans are available upon shareholder request.

To date, options granted under the plan have vested one year after the date of grant, although the Company reserves the right to modify that practice in the future. The following table details grants of plan-based awards made during the year ended December 31, 2006.

GRANTS OF PLAN-BASED AWARDS

Name (a)	Grant Date(1) (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#) (i)	All Other Option Awards: Number of Securities Under-lying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards(2) ($) (l)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Thomas S. Kohlmann	1/23/2006	n/a	n/a	n/a	n/a	n/a	n/a	n/a	6,000	34.95	$56,640
J. Gordon Huszagh	1/23/2006	n/a	n/a	n/a	n/a	n/a	n/a	n/a	5,000	34.95	$47,200
Robert C. Dick	1/23/2006	n/a	n/a	n/a	n/a	n/a	n/a	n/a	3,000	34.95	$28,320
Frank D. Filipo	1/23/2006	n/a	n/a	n/a	n/a	n/a	n/a	n/a	3,000	34.95	$28,320
Augustus C. Weaver	1/23/2006	n/a	n/a	n/a	n/a	n/a	n/a	n/a	3,000	34.95	$28,320

(1)	All options granted during the fiscal year vest without condition one year after the date of grant.
(2)

The weighted-average, fair value of the options granted during 2006 was $9.44. The fair value of each option was estimated on the date granted using the Black-Scholes option pricing model. The following weighted average assumptions were used for grants during 2006: risk-free interest rate of 4.36%; expected dividend yield of 2.36%; expected life of ten years; and expected volatility of 22.0%.

The following table details outstanding equity awards at fiscal year-end December 31, 2006:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
	Exercisable (b)	Unexercisable (c)
Thomas S. Kohlmann	3,000		n/a	13.13	1/22/2009	n/a	n/a	n/a	n/a
	10,000		n/a	13.13	1/18/2010	n/a	n/a	n/a	n/a
	12,000		n/a	15.50	1/19/2011	n/a	n/a	n/a	n/a
	5,000		n/a	31.83	2/24/2013	n/a	n/a	n/a	n/a
	5,000		n/a	34.39	1/28/2014	n/a	n/a	n/a	n/a
	6,000		n/a	31.25	1/19/2015	n/a	n/a	n/a	n/a
		6,000	n/a	34.95	1/23/2016	n/a	n/a	n/a	n/a
J. Gordon Huszagh	3,000		n/a	13.13	1/18/2010	n/a	n/a	n/a	n/a
	5,000		n/a	15.50	1/19/2011	n/a	n/a	n/a	n/a
	2,500		n/a	31.83	2/24/2013	n/a	n/a	n/a	n/a
	2,500		n/a	34.39	1/28/2014	n/a	n/a	n/a	n/a
	5,000		n/a	31.25	1/19/2015	n/a	n/a	n/a	n/a
		5,000	n/a	34.95	1/23/2016	n/a	n/a	n/a	n/a
Robert C. Dick	5,000		n/a	15.50	1/19/2011	n/a	n/a	n/a	n/a
	2,500		n/a	31.83	2/24/2013	n/a	n/a	n/a	n/a
	2,500		n/a	34.39	1/28/2014	n/a	n/a	n/a	n/a
	3,000		n/a	31.25	1/19/2015	n/a	n/a	n/a	n/a
		3,000	n/a	34.95	1/23/2016	n/a	n/a	n/a	n/a
Frank D. Filipo	1,000		n/a	31.83	2/24/2013	n/a	n/a	n/a	n/a
	2,500		n/a	34.39	1/28/2014	n/a	n/a	n/a	n/a
	3,000		n/a	31.25	1/19/2015	n/a	n/a	n/a	n/a
		3,000	n/a	34.95	1/23/2016	n/a	n/a	n/a	n/a
Augustus C. Weaver	2,500		n/a	31.83	2/24/2013	n/a	n/a	n/a	n/a
	2,500		n/a	34.39	1/28/2014	n/a	n/a	n/a	n/a
	3,000		n/a	31.25	1/19/2015	n/a	n/a	n/a	n/a
		3,000	n/a	34.95	1/23/2016	n/a	n/a	n/a	n/a

(1)	All options that were unexerciseable at December 31, 2006 vested on January 23, 2007 without condition.

The following table details option exercises and stock vested during the fiscal year ended December 31, 2006:

OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS		STOCK AWARDS
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Thomas S. Kohlmann	—	—	n/a	n/a
J. Gordon Huszagh	—	—	n/a	n/a
Robert C. Dick	—	—	n/a	n/a
Frank D. Filipo	—	—	n/a	n/a
Augustus C. Weaver	14,000	316,720	n/a	n/a

Compensation Pursuant To Plans

The Company has a defined-benefit pension plan. Other than stock options, it is the only form of contingent remuneration. It is noncontributory and is applicable to all eligible officers and employees after one year of qualified service and attainment of age 21. Annual Retirement Allowance is equal to 1 3/4 percent of Average Compensation times Creditable Service up to thirty-five years, plus 1 1/4 percent of Average Compensation times Creditable Service in excess of thirty-five years (up to five such years), less 0.49 percent of the Final Three Year Average Compensation (limited to Covered Compensation) times Creditable Service up to thirty-five years. “Average Compensation” is the average of compensation during the five consecutive years of employment affording the highest such average. “Covered Compensation” is the average of the Social Security taxable wage base for the thirty-five years ending with the year an individual attains Social Security Retirement Age. Vesting is 100 percent after five years of creditable service from employment. The total pension plan expense for all officers and employees for 2006 was $1,244,721.

The following table details pension benefits earned as of December 31, 2006:

PENSION BENEFITS

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit (1) ($) (d)	Payments During Last Fiscal Year ($) (e)
Thomas S. Kohlmann	New York State Bankers Retirement System Volume Submitter Plan as adopted by Suffolk County National Bank	13.6	330,669	—
J. Gordon Huszagh	New York State Bankers Retirement System Volume Submitter Plan as adopted by Suffolk County National Bank	22.7	358,833	—
Robert C. Dick	New York State Bankers Retirement System Volume Submitter Plan as adopted by Suffolk County National Bank	25.7	509,869	—
Frank D. Filipo	New York State Bankers Retirement System Volume Submitter Plan as adopted by Suffolk County National Bank	5.0	89,055	—
Augustus C. Weaver	New York State Bankers Retirement System Volume Submitter Plan as adopted by Suffolk County National Bank	18.7	552,605	—

(1)	The Present Value of Accumulated Benefit at December 31, 2006 was computed using the same assumptions used for financial reporting purposes under generally accepted accounting principles for 2006.

The following table details non-qualified deferred compensation during the fiscal year ended December 31, 2006:

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Thomas S. Kohlmann	29,200	—	53,051	—	894,689
J. Gordon Huszagh	40,315	—	8,090	—	156,255
Robert C. Dick	—	—	18,366	—	325,678
Frank D. Filipo	—	—	—	—	—
Augustus C. Weaver	46,851	—	25,860	—	439,013

Directors’ Compensation

With the exception of directors’ fees described below, directors of the Company are not compensated in any way for their services. Prior to July 1, 2006, all directors of the Bank received an annual fee of $20,800 for their services. All directors of the Bank, except Mr. Kohlmann, also received $1,250 for either four or five meetings during the month of service on the Finance Committee, an annual stipend of $9,200 for service as Chairman of the Audit Committee, a stipend of $7,200 for other members of the Audit Committee, and $800 per meeting of any other committee of which each may have been a member.

In June of 2006, the Board of the Bank voted to change the compensation of directors as follows, effective July 1, 2006.

•

Annual retainer of $36,000 for all directors, to include attendance at 12 regular meetings of the Board, 1 organizational meeting of the Board, the annual meeting of shareholders, approximately 13 meetings of the finance committee, and all other committee meetings as assigned, and any special meetings that the Board deems necessary.

•	An additional retainer of $2,000 per annum for service on the Audit Committee to reflect the additional work, responsibility, and liability.

•	A further retainer of $2,000 per annum for the Chairman of the Audit Committee to reflect the still greater responsibility and work of that position.

All retainers will be paid in 12 monthly installments on the date of each regular monthly meeting during the corporate year. It was further agreed that retainers would be recovered from any director who failed to attend less than 75 percent of the meetings to which he or she had been assigned.

The Company maintains a Directors’ Deferred Compensation Plan, under which a director may defer receipt of his fees as a director of the Bank until retirement or age 72, termination of service, or death. During the deferral period, amounts deferred earn interest at 1 percent less than the prime rate.

Upon the merger of Hamptons Bancshares, Inc. into Suffolk Bancorp in 1994, the Company assumed the retirement plan for the directors of Hamptons Bancshares, Inc., which had been established in 1988, and covered ten directors who had served for at least seven consecutive years. These directors, upon attaining age 70, receive a benefit of $833 per month payable for 120 months, and for which the Company contributed the sum of $1,462 per month during 2006.

The following table details compensation paid to directors during the year ending December 31, 2006:

DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash (1)(2) ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2) (3) ($) (f)	All Other Compensation (4)(5)(6) ($) (g)	Total ($) (j)
James E. Danowski	40,075	n/a	n/a	n/a	—	89	40,164
Joseph A. Deerkoski	37,300	n/a	n/a	n/a	499	89	37,888
Joseph A. Gaviola	36,300	n/a	n/a	n/a	—	89	36,389
Ralph M. Gibson (2)	26,838	n/a	n/a	n/a	—	89	26,927
Edgar F. Goodale	37,788	n/a	n/a	n/a	2,875	89	40,752
David A. Kandell	37,900	n/a	n/a	n/a	—	89	37,989
Terence X. Meyer	36,013	n/a	n/a	n/a	—	89	36,102
Susan V.B. O’Shea	35,388	n/a	n/a	n/a	—	89	35,477

(1)	Directors’ fees paid to Thomas S. Kohlmann, Chairman, are included in the SUMMARY COMPENSATION TABLE under Item 8.
(2)	Ralph M. Gibson resigned as of September 30, 2006 and is not standing for election as a director at the 2007 meeting.
(3)	Includes above-market or preferential earnings on deferred compensation.
(4)	No Director standing for election or continuing in office participates in a pension plan provided for or affiliated with the Company.
(5)	There were no director legacy programs in place, nor donations to charitable institutions made in Directors’ names during 2006.
(6)	The total of perquisites and personal benefits did not exceed $10,000 for any Director.
(6)	Includes life insurance of $25,000 per director at a premium of $89.10 per annum.

Employment Agreements in the Event of a “Change-of-Control”

At December 31, 2006, the Company had entered into agreements with ten employees, including Messrs. Dick, Filipo, Huszagh, Kohlmann, and Weaver. These agreements provide for certain benefits in the event that the employee is terminated involuntarily within three years of a “change of control” of the Company. It also provides benefits if the employee leaves voluntarily within three years of a “change of control” if there has been a material change in the employee’s salary, function, duties, or responsibilities that causes the employee’s position to be of less dignity, responsibility, importance, or scope than it was immediately before the “change of control.” It further applies if there is a significant change in geographic location of the employee’s place of employment. Under the agreements, a “change of control” occurs if (i) any individual, entity, or group acquires 25 percent or more of the Company’s common stock or the outstanding voting securities of the Company; (ii) the current directors of the Company and directors approved in the future by a majority of the current directors and their approved successors (“Incumbent Directors”) cease to comprise a majority of the directors of the Company; (iii) there is a reorganization, merger, or consolidation of the Company or sale or other disposition of all the Company’s assets; or (iv) the shareholders of the Company approve its liquidation or dissolution. An acquisition by a corporation otherwise described in (i) above and the events described in (iii) above do not comprise a “change of control” when or if (a) the holders of 60 percent or more of the Company’s common stock and voting securities own substantially the same proportion of common stock and voting securities of the corporation resulting from such event; (b) no person, entity, or group owns 25 percent or more of the common stock or voting securities of the resulting corporation except one who owned more than 25 percent before the event; and (c) a majority of the directors of the board of the resulting corporation are currently incumbent directors or are incumbent directors at the time of the action by the board approving the event. After a qualifying event of termination following a change in control, an employee shall be entitled to a monthly payment in the amount of his or her monthly rate of salary immediately before the “event of termination,” plus one-twelfth of all bonuses paid to the employee in the twelve preceding months. In addition, the employee shall be entitled to receive the Company’s health benefits during the benefit period. The payments and benefits shall continue for up to thirty-six months. These payments and benefits will be reduced by the amount of salary and benefits the employee receives from other employment during the benefit period. The agreements do not provide for tax “gross-ups.” The agreements are effective for any “change of control” taking place prior to April 10, 2007.

Management views employment agreements as insurance for both the Company and the employee. The incentive provided to the employee by an employment agreement is to remain with the Company when the employee has reason to believe that his or her position and/or income may be at risk in the event of a change of control. Absent the protections contained in the employment agreements, he or she would be inclined to look to a competitor for greater stability and/or compensation. Such agreements also serve as an important recruiting tool by giving senior-level hires the confidence that they will be whole financially if they accept a position with the Company. It is in the shareholders’ interest that the Company continues to be able to attract and retain key employees without regard to a possible change of control. Without the assurance of an employment agreement, the value of the company could decline if key managers or employees were to leave for what they perceive as safer or more lucrative positions. The objective of certain unsolicited offers might even be to induce such an exodus, thus encouraging the sale of the Company below its true value. Even were a sale to be negotiated on amicable terms among all parties, the shareholders benefit when key employees remain in their positions through the closing of such a sale and until integration into the acquiring company is complete, allowing a smooth transition, thus preserving the value of the combined entity.

Following is a summary of the maximum possible benefit to the five named executive officers:

POTENTIAL COST OF CHANGE-OF-CONTROL AGREEMENTS - Named Executive Officers

Name	2006 Salary ($)	2006 Bonus ($)	Annual Health Benefits ($)	Total Applicable Annual Compensation ($)	Number of Years of Benefit (#)	Maximum Possible Benefit under Contract ($)
Thomas S. Kohlmann	372,250	150,000	8,308	530,558	3	1,591,673
J. Gordon Huszagh	183,942	110,000	9,369	303,311	3	909,933
Robert C. Dick	170,860	75,000	8,308	254,168	3	762,503
Frank D. Filipo	172,213	60,000	7,885	240,098	3	720,293
Augustus C. Weaver	188,966	65,000	7,885	261,851	3	785,552
Maximum Possible Benefit Over Term						4,769,954
Assumed Effective Tax Rate						36%

Maximum Possible Aggregate Benefit for Named Executive Officers Over 36 Month Term After-tax						3,052,770

Item 9.	Independent Public Accountants

RATIFICATION OF INDEPENDENT AUDITORS (Item 2 on Proxy Card)

The Audit Committee recommended, and the Board of Directors has selected, Grant Thornton, L.L.P., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2007, and recommends that shareholders vote for ratification of the appointment. Grant Thornton, L.L.P. has audited the Company’s financial statements since 2002. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that the change would be in the best interests of the Company and its shareholders. In the event shareholders vote against ratification, the Board will reconsider its selection.

Representatives of Grant Thornton, L.L.P. are expected to be present at the annual meeting of the shareholders. They will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

It is the policy of the Audit Committee that all non-audit services be approved by the Committee prior to engagement, and all such services were so approved. The following aggregate fees were billed by the accountants during 2006:

AUDIT FEES

	2006	2005
Audit fees	$298,806	$283,046
Audit-related fees	23,414	22,453
Tax fees	—	26,629
All other fees	—	—

	$322,220	$332,128

The Board of Directors recommends a vote FOR this proposal, which is Item 2 on the proxy card.

Items	10. – 20.

Not applicable.

Item 21.	Voting Procedures

All proxies that are received by the Board of Directors conferring authority to so vote in the election of directors will be voted FOR the three nominees listed on page 3. Directors shall be elected by a plurality of the votes cast at the meeting. All proxies received will be voted in accordance with their specific instructions. In the event any nominee declines or is unable to serve, the proxies will be voted for a successor nominee designated by the Board of Directors.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required for approval of the Board of Directors’ selection of independent auditors for the year ending December 31, 2007. Abstentions and broker ‘non-votes’ are counted as present and entitled to vote for purposes of determining a quorum, but are not treated as votes cast at the meeting. Accordingly, abstentions and broker non-votes will not be counted for purposes of determining the outcome of any of the proposals to be voted on.

Item 22.

Not applicable.

Item 23.	Delivery of Documents to Security Holders Sharing an Address

Only one annual report and proxy statement is delivered to two or more shareholders who share an address unless the Company or its agent has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of these documents to shareholders at a shared address to which a single copy was delivered. To request that separate copies of these documents be delivered, shareholders can contact the Company’s registrar or transfer agent by mail at: American Stock Transfer & Trust Co., 59 Maiden Lane, New York, New York 10038; or by telephone at 1-800-937-5449; or on the Internet at www.amstock.com. You may also contact the Company’s registrar or transfer agent if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the meeting.

Date: March 9, 2007

By Order of the Board of Directors

DOUGLAS IAN SHAW
Senior Vice President and Corporate Secretary

APPENDIX A

Suffolk Bancorp

Code of Ethics

as reaffirmed on May 22, 2006

The first and most significant element of a financial institution’s relationships with its customers, regulatory agencies, and the communities it serves is trust. In recognition of the importance of that trust, it is the policy of Suffolk Bancorp and its subsidiary, The Suffolk County National Bank, to maintain the highest standard of integrity in the conduct of its business.

This code of ethics should guide directors, officers, and employees of the Company and its subsidiaries in the ethical discharge of their responsibilities, and help them comply with federal bank bribery law (18 U.S.C., Section 215 as amended) and with the policies of the Federal Financial Institutions Examination Council released on April 27, 1987 which include the guidelines of the Federal Reserve Board, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency.

I.	Each director, officer, and employee of the Company should be familiar with the law which provides in pertinent part:

“Whoever —

A. “corruptly gives, offers, or promises anything of value to any person, with intent to influence or reward an officer, director, employee, agent, or attorney of a financial institution in connection with any business or transaction of such institution; or

B. “as an officer, director, employee, agent, or attorney of a financial institution, corruptly solicits or demands for the benefit of any person, or corruptly accepts or agrees to accept anything of value from any person intending to be influenced or rewarded in connection with any business or transaction of such institution;

“shall be guilty of an offense.”

II.	Each director, officer, and employee of the bank shall:

A. respect the nature of privileged or confidential information concerning customers or the company’s business.

B. not use information obtained in the conduct of the company’s business for personal or business advantage.

C. be certain that a position held with the company is not used to obtain an unauthorized, illegal or questionable benefit for a customer, supplier or other outside party.

D. not use a position at the company to gain an unauthorized, illegal or questionable benefit for the company or oneself.

E. not accept gifts from customers, suppliers, business associates, or competitors of the company and its subsidiaries having a value of more than $25 or accept cash gifts of any amount, except where the relationship of the director, officer or employee to the donor is primarily and demonstratively personal in nature, and the gift is not intended to influence a business decision in any way.

F. not accept meals or entertainment of a value greater than is customary in the conduct of the business at hand.

G. avoid any conflict or appearance of conflict of interest between professional or fiduciary duties to the company or its customers, and any employment, partnership, investment or directorship in any outside business venture.

H. disclose all things of value received or offered beyond what is authorized in this code and all potential conflicts of interest, including those in which they have been inadvertently placed due to either business or personal relationships with customers, suppliers, business associates, or competitors of the company to the secretary of the corporation in writing.

I. not trade in stock of the company based on information which is not generally available to the investing public.

III.	When questions arise concerning the ethics of a particular action, the director, officer, or employee should submit it in writing to the secretary of the corporation. If the secretary believes that there is a conflict with the code of ethics, it should be referred to the chief executive officer. If, in the opinion of the chief executive officer, it requires further discussion, it should be referred to the board of directors for resolution. Any such discussions should be summarized in written form, including a description of the situation and the determination of the chief executive officer or the board of directors, and filed with the secretary of the corporation.

IV.	All disclosures shall be made to the secretary of the corporation in writing. It is then the duty of the secretary of the corporation to review the situation, and make a preliminary determination as to whether the exception to the code is indeed ethical, subject to the review of the chief executive officer, and maintain a contemporaneous written record.

V.	Each director, officer, or employee of the bank should acknowledge that they have read the code of ethics, in writing, when they first become associated with the company, and after each revision or update of the code.

SUFFOLK BANCORP

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS – APRIL 10, 2007

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) HERBERT DRESHER and TRACY L. STARK as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the matters shown on the reverse side in the manner directed, and upon any other matter which may properly come before the meeting, all the shares of common stock of Suffolk Bancorp held on record by the undersigned on March 2, 2007 at the annual meeting of shareholders to be held at 1:00 P.M. on Tuesday, April 10, 2007 at Suffolk County National Bank, Administrative Center, Lower Level, 4 West Second Street, Riverhead, New York, or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

SUFFOLK BANCORP

April 10, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:				2. The Approval of the Board of Directors’ selection of Grant Thornton, L.L.P. as independent public accountants for the fiscal year ending December 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐	FOR ALL NOMINEES	O Edgar F. Goodale O David A. Kandell O Susan V.B. O’Shea
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. Any other business which may be properly brought before the meeting or any adjournment thereof.
☐	FOR ALL EXCEPT (See instructions below)

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Please check here if you plan to attend the meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.